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                                                                 Exhibit 10.8(c)

                       EXTENSION OF PARTNERSHIP AGREEMENT

         THIS EXTENSION OF PARTNERSHIP AGREEMENT (this "Extension") is made this 27th day of March, 2002, by and between CYTEC PLASTICS, INC., a Delaware corporation formerly known as Cyanamid Plastics, Inc. ("Cytec"), and ROHACRYL, INC., a Delaware corporation ("Rohacryl", and together with Cytec, each individually a "Partner" and collectively "Partners").

         WHEREAS, Cytec and Rohacryl entered into a Partnership Agreement dated July 1, 1976 (as amended, the "Partnership Agreement").

         WHEREAS, the Partners wish to extend the term of the Partnership through July 1, 2005.

         NOW, THEREFORE, the Partners agree as follows:

         1. DEFINITION: Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Partnership Agreement.

         2. EXTENSION: The Partners hereby agree that the initial term of the Partnership set forth in Section 12 of the Partnership Agreement shall be extended until July 1, 2005, after which the Partnership shall continue from year to year thereafter until terminated by mutual agreement of the Partners.

         IN WITNESS WHEREOF, the undersigned have executed this Extension on the day and year first set forth above.


                                            CYTEC PLASTICS, INC.

                                            By:  /s/ J.P. Cronin
                                                -------------------------------
                                                 Name:  James P. Cronin
                                                 Title:    President


                                            ROHACRYL, INC.

                                            By:  /s/ Karlheinz Nothnagel
                                                -------------------------------
                                                 Name:  Karlheinz Nothnagel
                                                 Title:    President